UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2004-C14

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.
These Computational Materials are furnished to you solely by Wachovia
Securities,Inc., Goldman, Sachs and Co., or RBS Greenwich Capital
(collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered
Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the
Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the
Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered
Certificates has not been filed with the Securities and Exchange Commission.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the
Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WBCMT 2004-C14
CLASS A-1 PRICE YIELD TABLE
RUN AT 0 CPY

                                                      [WACHOVIA SECURITIES LOGO]

        PRICE                 YIELD        SPREAD
---------------------------------------------------
99-27                        3.4111         34.40
99-27+                       3.4047         33.70
99-28                        3.3982         33.10
99-28+                       3.3917         32.40
99-29                        3.3853         31.80
99-29+                       3.3788         31.10
99-30                        3.3724         30.50
99-30+                       3.3659         29.90
99-31                        3.3595         29.20
99-31+                       3.3531         28.60
100-00                       3.3474         28.00
100-00+                      3.3402         27.30
100-01                       3.3337         26.60
100-01+                      3.3273         26.00
100-02                       3.3209         25.30
100-02+                      3.3144         24.70
100-03                       3.3080         24.10
100-03+                      3.3016         23.40
100-04                       3.2951         22.80
100-04+                      3.2887         22.10
100-05                       3.2823         21.50
---------------------------------------------------

WAL                                 2.5986
Mod Durn                            2.4199

TREASURIES                                    SWAPS
-----------------------------------            -----------------------------
CMT_3MO                      1.454             2YR                   0.3880
CMT_6MO                      1.681             3YR                   0.5130
CMT_2YR                      2.407             4YR                   0.5300
CMT_3YR                      2.737             5YR                   0.4780
CMT_5YR                      3.403             6YR                   0.5425
CMT_10YR                     4.239             7YR                   0.5650
CMT_30YR                     5.051             8YR                   0.5600
                                               9YR                   0.5275
                                               10YR                  0.4800
-----------------------------------            -----------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These
Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBCMT 2004-C14
CLASS A-1 CASH FLOWS

                                                      [WACHOVIA SECURITIES LOGO]

Period        Date        Principal           Interest           Cash Flow          Balance          Coupon
Total                   554,577,000.00     151,594,958.52     706,171,958.52

      0    20-Aug-04                 0                  0                  0    554,577,000.00            0
      1    15-Sep-04        663,978.81       2,210,913.64       2,874,892.45    553,913,021.19        4.784
      2    15-Oct-04        774,687.71       2,208,266.58       2,982,954.29    553,138,333.48        4.784
      3    15-Nov-04        670,963.46       2,205,178.16       2,876,141.61    552,467,370.02        4.784
      4    15-Dec-04        781,480.12       2,202,503.25       2,983,983.36    551,685,889.90        4.784
      5    15-Jan-05        678,015.51       2,199,387.75       2,877,403.25    551,007,874.40        4.784
      6    15-Feb-05        681,305.04       2,196,684.73       2,877,989.77    550,326,569.36        4.784
      7    15-Mar-05      1,005,389.85       2,193,968.59       3,199,358.44    549,321,179.50        4.784
      8    15-Apr-05        689,505.74       2,189,960.44       2,879,466.18    548,631,673.76        4.784
      9    15-May-05        799,512.11       2,187,211.61       2,986,723.71    547,832,161.65        4.784
     10    15-Jun-05        696,736.84       2,184,024.22       2,880,761.06    547,135,424.81        4.784
     11    15-Jul-05        832,030.75       2,181,246.56       3,013,277.31    546,303,394.06        4.784
     12    15-Aug-05        823,658.54       2,177,929.53       3,001,588.07    545,479,735.53        4.784
     13    15-Sep-05        843,023.30       2,174,645.88       3,017,669.18    544,636,712.22        4.784
     14    15-Oct-05        971,057.95       2,171,285.03       3,142,342.98    543,665,654.27        4.784
     15    15-Nov-05        856,273.96       2,167,413.74       3,023,687.70    542,809,380.31        4.784
     16    15-Dec-05        979,622.48       2,164,000.06       3,143,622.55    541,829,757.83        4.784
     17    15-Jan-06        865,148.58       2,160,094.63       3,025,243.22    540,964,609.24        4.784
     18    15-Feb-06        869,327.41       2,156,645.58       3,025,972.99    540,095,281.83        4.784
     19    15-Mar-06      1,229,971.21       2,153,179.86       3,383,151.07    538,865,310.62        4.784
     20    15-Apr-06        879,490.14       2,148,276.37       3,027,766.52    537,985,820.48        4.784
     21    15-May-06      1,002,241.25       2,144,770.14       3,147,011.38    536,983,579.23        4.784
     22    15-Jun-06        888,588.06       2,140,774.54       3,029,362.59    536,094,991.18        4.784
     23    15-Jul-06      1,011,105.64       2,137,232.03       3,148,337.68    535,083,885.53        4.784
     24    15-Aug-06        918,480.30       2,133,201.09       3,051,681.39    534,165,405.23        4.784
     25    15-Sep-06        970,579.12       2,129,539.42       3,100,118.53    533,194,826.12        4.784
     26    15-Oct-06      1,106,932.65       2,125,670.04       3,232,602.69    532,087,893.47        4.784
     27    15-Nov-06        980,675.91       2,121,257.07       3,101,932.98    531,107,217.55        4.784
     28    15-Dec-06      1,135,792.90       2,117,347.44       3,253,140.34    529,971,424.66        4.784
     29    15-Jan-07      1,006,993.64       2,112,819.41       3,119,813.05    528,964,431.02        4.784
     30    15-Feb-07      1,011,886.67       2,108,804.86       3,120,691.54    527,952,544.34        4.784
     31    15-Mar-07      1,418,379.82       2,104,770.81       3,523,150.63    526,534,164.52        4.784
     32    15-Apr-07      1,023,723.03       2,099,116.20       3,122,839.23    525,510,441.50        4.784
     33    15-May-07      1,162,191.00       2,095,034.96       3,257,225.96    524,348,250.50        4.784
     34    15-Jun-07      1,034,355.09       2,090,401.69       3,124,756.79    523,313,895.41        4.784
     35    15-Jul-07      1,172,548.56       2,086,278.06       3,258,826.63    522,141,346.84        4.784
     36    15-Aug-07      1,058,667.55       2,081,603.50       3,140,271.06    521,082,679.29        4.784
     37    15-Sep-07      1,073,889.94       2,077,382.95       3,151,272.88    520,008,789.35        4.784
     38    15-Oct-07      1,216,357.26       2,073,101.71       3,289,458.97    518,792,432.09        4.784
     39    15-Nov-07      1,085,042.79       2,068,252.50       3,153,295.28    517,707,389.30        4.784
     40    15-Dec-07      1,227,221.76       2,063,926.79       3,291,148.56    516,480,167.54        4.784
     41    15-Jan-08      1,096,303.60       2,059,034.27       3,155,337.87    515,383,863.94        4.784
     42    15-Feb-08      1,101,638.71       2,054,663.67       3,156,302.38    514,282,225.23        4.784
     43    15-Mar-08      1,379,778.33       2,050,271.80       3,430,050.14    512,902,446.90        4.784
     44    15-Apr-08      1,113,732.82       2,044,771.09       3,158,503.90    511,788,714.09        4.784
     45    15-May-08      1,255,169.50       2,040,331.01       3,295,500.50    510,533,544.59        4.784
     46    15-Jun-08      1,125,271.43       2,035,327.06       3,160,598.50    509,408,273.16        4.784
     47    15-Jul-08      1,271,997.88       2,030,840.98       3,302,838.86    508,136,275.28        4.784
     48    15-Aug-08      1,141,576.47       2,025,769.95       3,167,346.42    506,994,698.81        4.784
     49    15-Sep-08      1,147,135.19       2,021,218.87       3,168,354.06    505,847,563.62        4.784
     50    15-Oct-08      1,288,814.40       2,016,645.62       3,305,460.02    504,558,749.22        4.784
     51    15-Nov-08      1,159,006.06       2,011,507.55       3,170,513.61    503,399,743.16        4.784
     52    15-Dec-08      1,300,378.27       2,006,886.98       3,307,265.25    502,099,364.89        4.784
     53    15-Jan-09      1,170,991.93       2,001,702.80       3,172,694.73    500,928,372.97        4.784
     54    15-Feb-09      1,257,721.28       1,997,034.45       3,254,755.72    499,670,651.69        4.784
     55    15-Mar-09      1,705,585.38       1,992,020.33       3,697,605.71    497,965,066.31        4.784
     56    15-Apr-09      1,272,119.84       1,985,220.73       3,257,340.57    496,692,946.47        4.784
     57    15-May-09      1,425,099.01       1,980,149.21       3,405,248.22    495,267,847.46        4.784
     58    15-Jun-09     28,697,153.70       1,974,467.82      30,671,621.52    466,570,693.76        4.784
     59    15-Jul-09     52,636,102.60       1,860,061.83      54,496,164.43    413,934,591.17        4.784
     60    15-Aug-09     66,568,451.64       1,650,219.24      68,218,670.87    347,366,139.53        4.784
     61    15-Sep-09      1,161,183.93       1,384,833.01       2,546,016.94    346,204,955.60        4.784
     62    15-Oct-09      1,297,785.22       1,380,203.76       2,677,988.97    344,907,170.38        4.784
     63    15-Nov-09      1,173,193.66       1,375,029.92       2,548,223.58    343,733,976.72        4.784
     64    15-Dec-09      1,309,485.38       1,370,352.79       2,679,838.17    342,424,491.34        4.784
     65    15-Jan-10    138,557,387.26       1,365,132.31     139,922,519.57    203,867,104.07        4.784
     66    15-Feb-10        981,274.18         812,750.19       1,794,024.37    202,885,829.89        4.784
     67    15-Mar-10      1,317,339.77         808,838.18       2,126,177.94    201,568,490.12        4.784
     68    15-Apr-10        992,731.52         803,586.38       1,796,317.90    200,575,758.60        4.784
     69    15-May-10      1,107,716.87         799,628.69       1,907,345.56    199,468,041.73        4.784
     70    15-Jun-10      1,003,193.00         795,212.59       1,798,405.59    198,464,848.73        4.784
     71    15-Jul-10      1,117,912.99         791,213.20       1,909,126.18    197,346,935.75        4.784
     72    15-Aug-10      1,013,757.99         786,756.45       1,800,514.44    196,333,177.76        4.784
     73    15-Sep-10      1,896,379.63         782,714.94       2,679,094.57    194,436,798.12        4.784
     74    15-Oct-10      1,131,927.15         775,154.70       1,907,081.85    193,304,870.98        4.784
     75    15-Nov-10      1,028,525.18         770,642.09       1,799,167.27    192,276,345.79        4.784
     76    15-Dec-10      1,142,358.73         766,541.70       1,908,900.43    191,133,987.06        4.784
     77    15-Jan-11      1,039,334.12         761,987.50       1,801,321.62    190,094,652.94        4.784
     78    15-Feb-11      1,044,507.08         757,844.02       1,802,351.10    189,050,145.86        4.784
     79    15-Mar-11      1,374,395.33         753,679.91       2,128,075.24    187,675,750.53        4.784
     80    15-Apr-11      1,056,560.54         748,200.66       1,804,761.20    186,619,189.99        4.784
     81    15-May-11     86,897,172.93         743,988.50      87,641,161.44     99,722,017.05        4.784
     82    15-Jun-11        924,675.76         397,558.44       1,322,234.20     98,797,341.30        4.784
     83    15-Jul-11      1,024,250.21         393,872.07       1,418,122.28     97,773,091.09        4.784
     84    15-Aug-11     27,798,294.69         389,788.72      28,188,083.42     69,974,796.39        4.784
     85    15-Sep-11        897,793.81         278,966.19       1,176,760.00     69,077,002.58        4.784
     86    15-Oct-11        992,297.67         275,386.98       1,267,684.65     68,084,704.92        4.784
     87    15-Nov-11        907,302.51         271,431.02       1,178,733.54     67,177,402.40        4.784
     88    15-Dec-11      1,001,569.31         267,813.91       1,269,383.22     66,175,833.09        4.784
     89    15-Jan-12      3,492,204.67         263,820.99       3,756,025.65     62,683,628.43        4.784
     90    15-Feb-12        914,586.37         249,898.73       1,164,485.10     61,769,042.06        4.784
     91    15-Mar-12      1,096,543.69         246,252.58       1,342,796.27     60,672,498.37        4.784
     92    15-Apr-12        924,677.01         241,881.03       1,166,558.04     59,747,821.36        4.784
     93    15-May-12      1,017,695.60         238,194.65       1,255,890.25     58,730,125.76        4.784
     94    15-Jun-12        934,419.40         234,137.43       1,168,556.83     57,795,706.36        4.784
     95    15-Jul-12      1,027,195.10         230,412.22       1,257,607.31     56,768,511.27        4.784
     96    15-Aug-12        944,258.68         226,317.13       1,170,575.81     55,824,252.58        4.784
     97    15-Sep-12        948,993.27         222,552.69       1,171,545.96     54,875,259.31        4.784
     98    15-Oct-12      1,041,406.13         218,769.37       1,260,175.50     53,833,853.18        4.784
     99    15-Nov-12        958,977.50         214,617.63       1,173,595.13     52,874,875.68        4.784
    100    15-Dec-12      1,051,141.41         210,794.50       1,261,935.92     51,823,734.27        4.784
    101    15-Jan-13        969,061.04         206,603.95       1,175,664.99     50,854,673.23        4.784
    102    15-Feb-13        973,920.54         202,740.63       1,176,661.17     49,880,752.69        4.784
    103    15-Mar-13      1,239,528.07         198,857.93       1,438,386.01     48,641,224.62        4.784
    104    15-Apr-13        985,031.97         193,916.35       1,178,948.32     47,656,192.65        4.784
    105    15-May-13      1,076,544.59         189,989.35       1,266,533.95     46,579,648.05        4.784
    106    15-Jun-13        995,374.73         185,697.53       1,181,072.26     45,584,273.32        4.784
    107    15-Jul-13      1,086,629.41         181,729.30       1,268,358.71     44,497,643.92        4.784
    108    15-Aug-13     39,046,752.42         177,397.27      39,224,149.69      5,450,891.50        4.784
    109    15-Sep-13        957,558.63          21,730.89         979,289.51      4,493,332.87        4.784
    110    15-Oct-13      1,041,556.51          17,913.42       1,059,469.93      3,451,776.36        4.784
    111    15-Nov-13        967,548.59          13,761.08         981,309.67      2,484,227.77        4.784
    112    15-Dec-13      1,051,298.59           9,903.79       1,061,202.37      1,432,929.19        4.784
    113    15-Jan-14      1,432,929.19           5,712.61       1,438,641.80                 0        4.784

--------------------------------------------------------------------------------
Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia
Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report.
Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but
WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.
--------------------------------------------------------------------------------

WBCMT 2004-C14
CLASS A-4 PRICE YIELD TABLE
RUN AT 0 CPY

                                                      [WACHOVIA SECURITIES LOGO]

        YIELD             PRICE          SPREAD
---------------------------------------------------
       2.0501           126.7152         (267.0)
       2.5501           121.8185         (217.0)
       3.0501           117.1469         (167.0)
       3.5501           112.6894         (117.0)
       4.0501           108.4351          (67.0)
       4.5501           104.3742          (17.0)
       5.0501           100.4970           33.0     Pricing
       5.5501            96.7945           83.0
       6.0501            93.2582          133.0
       6.5501            89.8799          183.0
       7.0501            86.6520          233.0
       7.5501            83.5671          283.0
       8.0501            80.6183          333.0
---------------------------------------------------

WAL                       9.7500
Mod Durn                  7.5139

TREASURIES                                     SWAPS
-----------------------------------            ------------------------
                                               2YR              0.3825
                                               3YR              0.4200
CMT_2YR                      2.496             4YR              0.4725
CMT_3YR                      2.906             5YR              0.4550
CMT_5YR                      3.490             6YR              0.5225
CMT_10YR                     4.273             7YR              0.5500
CMT_30YR                     5.069             8YR              0.5475
                                               9YR              0.5200
                                               10YR             0.4750
-----------------------------------            12YR             0.6675
                                               15YR             0.6850
                                               ------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These
Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBCMT 2004-C14
CLASS A-4 WITH 7 MONTH WINDOW

8/12/2004                                             [WACHOVIA SECURITIES LOGO]

Period       Date          Principal           Interest           Cash Flow              Balance
Total                   305,906,000.00      152,874,924.93     458,780,924.93

     0    25-Aug-04                  0                   0                  0         305,906,000.00
     1    15-Sep-04                  0        1,302,904.64       1,302,904.64         305,906,000.00
     2    15-Oct-04                  0        1,302,904.64       1,302,904.64         305,906,000.00
     3    15-Nov-04                  0        1,302,904.64       1,302,904.64         305,906,000.00
     4    15-Dec-04                  0        1,302,904.64       1,302,904.64         305,906,000.00
     5    15-Jan-05                  0        1,302,904.64       1,302,904.64         305,906,000.00
     6    15-Feb-05                  0        1,302,904.64       1,302,904.64         305,906,000.00
     7    15-Mar-05                  0        1,302,904.64       1,302,904.64         305,906,000.00
     8    15-Apr-05                  0        1,302,904.64       1,302,904.64         305,906,000.00
     9    15-May-05                  0        1,302,904.64       1,302,904.64         305,906,000.00
    10    15-Jun-05                  0        1,302,904.64       1,302,904.64         305,906,000.00
    11    15-Jul-05                  0        1,302,904.64       1,302,904.64         305,906,000.00
    12    15-Aug-05                  0        1,302,904.64       1,302,904.64         305,906,000.00
    13    15-Sep-05                  0        1,302,904.64       1,302,904.64         305,906,000.00
    14    15-Oct-05                  0        1,302,904.64       1,302,904.64         305,906,000.00
    15    15-Nov-05                  0        1,302,904.64       1,302,904.64         305,906,000.00
    16    15-Dec-05                  0        1,302,904.64       1,302,904.64         305,906,000.00
    17    15-Jan-06                  0        1,302,904.64       1,302,904.64         305,906,000.00
    18    15-Feb-06                  0        1,302,904.64       1,302,904.64         305,906,000.00
    19    15-Mar-06                  0        1,302,904.64       1,302,904.64         305,906,000.00
    20    15-Apr-06                  0        1,302,904.64       1,302,904.64         305,906,000.00
    21    15-May-06                  0        1,302,904.64       1,302,904.64         305,906,000.00
    22    15-Jun-06                  0        1,302,904.64       1,302,904.64         305,906,000.00
    23    15-Jul-06                  0        1,302,904.64       1,302,904.64         305,906,000.00
    24    15-Aug-06                  0        1,302,904.64       1,302,904.64         305,906,000.00
    25    15-Sep-06                  0        1,302,904.64       1,302,904.64         305,906,000.00
    26    15-Oct-06                  0        1,302,904.64       1,302,904.64         305,906,000.00
    27    15-Nov-06                  0        1,302,904.64       1,302,904.64         305,906,000.00
    28    15-Dec-06                  0        1,302,904.64       1,302,904.64         305,906,000.00
    29    15-Jan-07                  0        1,302,904.64       1,302,904.64         305,906,000.00
    30    15-Feb-07                  0        1,302,904.64       1,302,904.64         305,906,000.00
    31    15-Mar-07                  0        1,302,904.64       1,302,904.64         305,906,000.00
    32    15-Apr-07                  0        1,302,904.64       1,302,904.64         305,906,000.00
    33    15-May-07                  0        1,302,904.64       1,302,904.64         305,906,000.00
    34    15-Jun-07                  0        1,302,904.64       1,302,904.64         305,906,000.00
    35    15-Jul-07                  0        1,302,904.64       1,302,904.64         305,906,000.00
    36    15-Aug-07                  0        1,302,904.64       1,302,904.64         305,906,000.00
    37    15-Sep-07                  0        1,302,904.64       1,302,904.64         305,906,000.00
    38    15-Oct-07                  0        1,302,904.64       1,302,904.64         305,906,000.00
    39    15-Nov-07                  0        1,302,904.64       1,302,904.64         305,906,000.00
    40    15-Dec-07                  0        1,302,904.64       1,302,904.64         305,906,000.00
    41    15-Jan-08                  0        1,302,904.64       1,302,904.64         305,906,000.00
    42    15-Feb-08                  0        1,302,904.64       1,302,904.64         305,906,000.00
    43    15-Mar-08                  0        1,302,904.64       1,302,904.64         305,906,000.00
    44    15-Apr-08                  0        1,302,904.64       1,302,904.64         305,906,000.00
    45    15-May-08                  0        1,302,904.64       1,302,904.64         305,906,000.00
    46    15-Jun-08                  0        1,302,904.64       1,302,904.64         305,906,000.00
    47    15-Jul-08                  0        1,302,904.64       1,302,904.64         305,906,000.00
    48    15-Aug-08                  0        1,302,904.64       1,302,904.64         305,906,000.00
    49    15-Sep-08                  0        1,302,904.64       1,302,904.64         305,906,000.00
    50    15-Oct-08                  0        1,302,904.64       1,302,904.64         305,906,000.00
    51    15-Nov-08                  0        1,302,904.64       1,302,904.64         305,906,000.00
    52    15-Dec-08                  0        1,302,904.64       1,302,904.64         305,906,000.00
    53    15-Jan-09                  0        1,302,904.64       1,302,904.64         305,906,000.00
    54    15-Feb-09                  0        1,302,904.64       1,302,904.64         305,906,000.00
    55    15-Mar-09                  0        1,302,904.64       1,302,904.64         305,906,000.00
    56    15-Apr-09                  0        1,302,904.64       1,302,904.64         305,906,000.00
    57    15-May-09                  0        1,302,904.64       1,302,904.64         305,906,000.00
    58    15-Jun-09                  0        1,302,904.64       1,302,904.64         305,906,000.00
    59    15-Jul-09                  0        1,302,904.64       1,302,904.64         305,906,000.00
    60    15-Aug-09                  0        1,302,904.64       1,302,904.64         305,906,000.00
    61    15-Sep-09                  0        1,302,904.64       1,302,904.64         305,906,000.00
    62    15-Oct-09                  0        1,302,904.64       1,302,904.64         305,906,000.00
    63    15-Nov-09                  0        1,302,904.64       1,302,904.64         305,906,000.00
    64    15-Dec-09                  0        1,302,904.64       1,302,904.64         305,906,000.00
    65    15-Jan-10                  0        1,302,904.64       1,302,904.64         305,906,000.00
    66    15-Feb-10                  0        1,302,904.64       1,302,904.64         305,906,000.00
    67    15-Mar-10                  0        1,302,904.64       1,302,904.64         305,906,000.00
    68    15-Apr-10                  0        1,302,904.64       1,302,904.64         305,906,000.00
    69    15-May-10                  0        1,302,904.64       1,302,904.64         305,906,000.00
    70    15-Jun-10                  0        1,302,904.64       1,302,904.64         305,906,000.00
    71    15-Jul-10                  0        1,302,904.64       1,302,904.64         305,906,000.00
    72    15-Aug-10                  0        1,302,904.64       1,302,904.64         305,906,000.00
    73    15-Sep-10                  0        1,302,904.64       1,302,904.64         305,906,000.00
    74    15-Oct-10                  0        1,302,904.64       1,302,904.64         305,906,000.00
    75    15-Nov-10                  0        1,302,904.64       1,302,904.64         305,906,000.00
    76    15-Dec-10                  0        1,302,904.64       1,302,904.64         305,906,000.00
    77    15-Jan-11                  0        1,302,904.64       1,302,904.64         305,906,000.00
    78    15-Feb-11                  0        1,302,904.64       1,302,904.64         305,906,000.00
    79    15-Mar-11                  0        1,302,904.64       1,302,904.64         305,906,000.00
    80    15-Apr-11                  0        1,302,904.64       1,302,904.64         305,906,000.00
    81    15-May-11                  0        1,302,904.64       1,302,904.64         305,906,000.00
    82    15-Jun-11                  0        1,302,904.64       1,302,904.64         305,906,000.00
    83    15-Jul-11                  0        1,302,904.64       1,302,904.64         305,906,000.00
    84    15-Aug-11                  0        1,302,904.64       1,302,904.64         305,906,000.00
    85    15-Sep-11                  0        1,302,904.64       1,302,904.64         305,906,000.00
    86    15-Oct-11                  0        1,302,904.64       1,302,904.64         305,906,000.00
    87    15-Nov-11                  0        1,302,904.64       1,302,904.64         305,906,000.00
    88    15-Dec-11                  0        1,302,904.64       1,302,904.64         305,906,000.00
    89    15-Jan-12                  0        1,302,904.64       1,302,904.64         305,906,000.00
    90    15-Feb-12                  0        1,302,904.64       1,302,904.64         305,906,000.00
    91    15-Mar-12                  0        1,302,904.64       1,302,904.64         305,906,000.00
    92    15-Apr-12                  0        1,302,904.64       1,302,904.64         305,906,000.00
    93    15-May-12                  0        1,302,904.64       1,302,904.64         305,906,000.00
    94    15-Jun-12                  0        1,302,904.64       1,302,904.64         305,906,000.00
    95    15-Jul-12                  0        1,302,904.64       1,302,904.64         305,906,000.00
    96    15-Aug-12                  0        1,302,904.64       1,302,904.64         305,906,000.00
    97    15-Sep-12                  0        1,302,904.64       1,302,904.64         305,906,000.00
    98    15-Oct-12                  0        1,302,904.64       1,302,904.64         305,906,000.00
    99    15-Nov-12                  0        1,302,904.64       1,302,904.64         305,906,000.00
   100    15-Dec-12                  0        1,302,904.64       1,302,904.64         305,906,000.00
   101    15-Jan-13                  0        1,302,904.64       1,302,904.64         305,906,000.00
   102    15-Feb-13                  0        1,302,904.64       1,302,904.64         305,906,000.00
   103    15-Mar-13                  0        1,302,904.64       1,302,904.64         305,906,000.00
   104    15-Apr-13                  0        1,302,904.64       1,302,904.64         305,906,000.00
   105    15-May-13                  0        1,302,904.64       1,302,904.64         305,906,000.00
   106    15-Jun-13                  0        1,302,904.64       1,302,904.64         305,906,000.00
   107    15-Jul-13                  0        1,302,904.64       1,302,904.64         305,906,000.00
   108    15-Aug-13                  0        1,302,904.64       1,302,904.64         305,906,000.00
   109    15-Sep-13                  0        1,302,904.64       1,302,904.64         305,906,000.00
   110    15-Oct-13                  0        1,302,904.64       1,302,904.64         305,906,000.00
   111    15-Nov-13                  0        1,302,904.64       1,302,904.64         305,906,000.00
   112    15-Dec-13                  0        1,302,904.64       1,302,904.64         305,906,000.00
   113    15-Jan-14      76,703,264.80        1,302,904.64      78,006,169.44         229,202,735.20
   114    15-Feb-14         637,264.36          976,212.65       1,613,477.01         228,565,470.84
   115    15-Mar-14         778,571.11          973,498.43       1,752,069.54         227,786,899.73
   116    15-Apr-14         644,442.14          970,182.37       1,614,624.51         227,142,457.60
   117    15-May-14       4,152,228.99          967,437.58       5,119,666.58         222,990,228.60
   118    15-Jun-14      32,902,055.33          949,752.55      33,851,807.88         190,088,173.27
   119    15-Jul-14     190,088,173.27          809,617.21     190,897,790.48                      0

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These
Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBCMT 2004-C14
AAA STRUCTURES FOR FHLMC

                                                      [WACHOVIA SECURITIES LOGO]

SCENARIO 1
          ----------------------------------------------------------------------
          TRANCHE                           PRINCIPAL         AVG
          NAME                BALANCE        WINDOW           LIFE        DUR
          ----------------------------------------------------------------------
          AAA_11             60,000,000   09/04 - 06/09       2.67       2.4632
          AAA_12            394,855,000   06/09 - 06/11       5.54       4.7491
          AAA_13             95,229,000   06/11 - 10/13       8.08       6.4173
          AAA_14            433,299,000   10/13 - 08/14       9.80       7.4188
          ----------------------------------------------------------------------

SCENARIO 2
          ----------------------------------------------------------------------
          TRANCHE                           PRINCIPAL         AVG
          NAME                BALANCE        WINDOW           LIFE        DUR
          ----------------------------------------------------------------------
          AAA_11            554,577,000   09/04 - 01/14       5.70       4.8302
          AAA_12            428,806,000   01/14 - 08/14       9.81       7.4216

          ----------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia
Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report.
Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but
WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.